UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2004

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 First Avenue Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

None

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 8, 2004, we entered into Executive Employment Agreements with four of our executive officers providing for the employment of each executive officer in his current position at his current compensation level. Those executive officers are Mitchell H. Gold, M.D., President and Chief Executive Officer; Martin A. Simonetti, M.B.A., Senior Vice President, Finance, Chief Financial Officer and Treasurer; Robert Hershberg, M.D., Ph.D., Senior Vice President and Chief Medical Officer; and Grant E. Pickering, M.B.A., Senior Vice President, Operations. Each agreement provides for an annual base salary as follows: Dr. Gold, $425,000; Mr. Simonetti, $275,000; Dr. Hershberg, $267,750; and Mr. Pickering, $252,000. If targets agreed in advance by the Board of Directors are met, the executive is eligible for a bonus as determined by the Board of up to 45% of base salary for Dr. Gold and up to 40% of base salary for the other executives.

The agreements have no specified term, and the employment relationship may be terminated by the executive or by us at any time. If we terminate the executive’s employment without cause, or if the executive resigns for good reason, as such terms are defined in the agreement, the executive will be entitled to a lump sum severance payment that, in the case of Dr. Gold, equals his base salary plus his maximum annual bonus for the year in which termination occurs, and in the case of any of the other executives, equals 75% of his base salary plus 75% of his maximum annual bonus for such year. In that event, each executive would also be entitled to full accelerated vesting of any unvested stock options and any unvested stock held by him pursuant to restricted stock grants. Each agreement requires the executive not to compete with us after termination of employment for a period of one year for Dr. Gold and nine months for the other executives, and provides a one-year post-termination non-solicitation obligation for all the executives.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Mitchell H. Gold, M.D.

10.2	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Martin A. Simonetti.

10.3	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Robert Hershberg, M.D., Ph.D.

10.4	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Grant E. Pickering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Martin A. Simonetti
Martin A. Simonetti
Chief Financial Officer, Senior Vice
President, Finance and Treasurer

Date: October 8, 2004

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Mitchell H. Gold, M.D.

10.2	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Martin A. Simonetti.

10.3	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Robert Hershberg, M.D., Ph.D.

10.4	Executive Employment Agreement, dated October 8, 2004, between Dendreon Corporation and Grant E. Pickering.